GOLDRICH MINING COMPANY

3412 South Lincoln Drive
Spokane, WA 99203-1650

Effective Date: ______________________

To whom it may concern:

Re: Alluvial Gold Forward Sales Contract Confirmation Letter

This Confirmation Letter sets forth the specifics relating to that certain Alluvial Gold Forward Sales Contract attached hereto governing the purchase and sale of unrefined alluvial gold to be recovered by or on behalf of the undersigned from Designated Properties owned or controlled by the undersigned and to be delivered to the Delivery Point or Points and the Delivery Date or Dates for the consideration hereinafter specified.

Purchaser:		
	Name:	
	Address:	
	Telephone No.:	
	Fax No.:	
	Email Address:	
Consideration:		
Delivery Point:		
Delivery Date:		
Required Delivery Quantity:		

All alluvial gold delivered pursuant to this contract will be run-of-the box with a fineness of not less than .870 fine, and will be classified as weighing less that one Troy ounce.

All alluvial gold delivered pursuant to this contract will be recovered from the flowing location, referred to in the Alluvial Gold Forward Sales Contract attached hereto as the Designated Lands: See Exhibit A, attached hereto and incorporated herein by reference.

Initials (__________ / __________)

Alluvial Gold Forward Sales Contract Confirmation Letter

Purchaser	**Seller**
	GOLDRICH MINING COMPANY
By: ______________________________	By: ______________________________
	Richard R. Walters, President

STATE OF WASHINGTON)

: ss

COUNTY OF SPOKANE)

I, , a Notary Public for the State of Washington, do hereby certify that Richard R. Walters, personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged and swore that the statements set forth in the foregoing instrument are true and correct and that he signed and delivered the said instrument as his free and voluntary act and deed, for the uses and purposes therein set forth.

Given under my hand and official seal, this ______________day of ____________ 2009.

Notary Public in and for the State of Washington

____

My commission expires:

STATE OF)

: ss

)

I, , a Notary Public for the State of ________________, do hereby certify that ____________________________________, personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged and swore that the statements set forth in the foregoing instrument are true and correct and that he/she signed and delivered the said instrument as his/her free and voluntary act and deed, for the uses and purposes therein set forth.

Given under my hand and official seal, this ______________day of ____________ 2009.

Notary Public in and for the State of __________________

____

My commission expires: